EXHIBIT 32.1

DIRECT INSITE CORP. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Direct Insite Corp. (the “Company”) on Form 10-Q/A for the three month period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew E. Oakes, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2011	/s/ Matthew E. Oakes
Matthew E. Oakes
President and Chief Executive Officer
(PrincipalExecutive Officer)